UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (May 23, 2024)

DAY ONE BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40431	83-2415215
(State or other jurisdiction of incorporation)	(Commission File Number,)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 501
Brisbane, California
(Address of principal executive offices)

94005

(Zip Code)

Registrant’s telephone number, including area code: (650) 484-0899

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DAWN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Day One Biopharmaceuticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders and the Company’s stockholders voted on and approved the following proposals:

1.

The election of three Class III Directors, Jeremy Bender, Ph.D., M.B.A., Habib Dable, M.B.A. and Saira Ramasastry, M.S., M.Phil., each to serve a three-year term, which will expire at the 2027 Annual Meeting of Stockholders and until such time as their respective successors have been duly elected and qualified or until such director’s earlier resignation or removal. The vote tally was as follows:

Nominees	Shares For	Shares Withheld	Broker Non-Votes
Jeremy Bender, Ph.D., M.B.A.	62,935,239	11,080,216	4,390,159
Habib Dable, M.B.A.	73,883,045	132,410	4,390,159
Saira Ramasastry, M.S., M.Phil.	59,183,371	14,832,084	4,390,159

2.

The ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2024. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining
78,312,286	91,361	1,967

3.	The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers. The vote tally was as follows:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
73,212,768	612,128	190,559	4,390,159

4.

The selection, on a non-binding advisory basis, of whether future advisory votes on the compensation of the Company’s named executive officers should be every one, two or three years. The vote tally was as follows:

1 Year	2 Years	3 Years	Shares Abstaining	Broker Non-Votes
65,150,693	22,030	903,079	7,939,653	4,390,159

The Company’s stockholders advised that they were in favor of every year as the frequency of holding future advisory votes on the compensation of the Company’s named executive officers. Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every year. This policy will remain in effect until the next required stockholder vote on the frequency of advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DAY ONE BIOPHARMACEUTICALS, INC.

Date: May 24, 2024	By:	/s/ Charles N. York II, M.B.A.
Charles N. York II, M.B.A.
Chief Operating Officer and Chief Financial Officer